EXHIBIT 24


                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 10,000,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Long-Term Management Incentive Plan, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                          /s/ GEORGE S. ABRAMS
                                             ---------------------------
                                              George S. Abrams

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 200,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Stock Option Plan for Outside Directors and the 100,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's [1993] Stock Option Plan for Outside Directors, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                          /s/ GEORGE S. ABRAMS
                                             ---------------------------
                                              George S. Abrams

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 10,000,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Long-Term Management Incentive Plan, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                          /s/ STEVEN R. BERRARD
                                             ---------------------------
                                              Steven R. Berrard

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 200,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Stock Option Plan for Outside Directors and the 100,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's [1993] Stock Option Plan for Outside Directors, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                          /s/ STEVEN R. BERRARD
                                             ---------------------------
                                              Steven R. Berrard

                                  VIACOM INC.

                               Power of Attorney





     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 10,000,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Long-Term Management Incentive Plan, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                          /s/ WILLIAM C. FERGUSON
                                             ----------------------------
                                              William C. Ferguson

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 200,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Stock Option Plan for Outside Directors and the 100,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's [1993] Stock Option Plan for Outside Directors, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.





                                          /s/ WILLIAM C. FERGUSON
                                             -------------------------------
                                              William C. Ferguson

                                  VIACOM INC.

                               Power of Attorney





     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 10,000,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Long-Term Management Incentive Plan, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                          /s/ H. WAYNE HUIZENGA
                                             --------------------------
                                              H. Wayne Huizenga

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 200,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Stock Option Plan for Outside Directors and the 100,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's [1993] Stock Option Plan for Outside Directors, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.





                                          /s/ H. WAYNE HUIZENGA
                                             --------------------------------
                                              H. Wayne Huizenga

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 10,000,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Long-Term Management Incentive Plan, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                          /s/ GEORGE D. JOHNSON, JR.
                                             -----------------------------
                                              George D. Johnson, Jr.

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 200,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Stock Option Plan for Outside Directors and the 100,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's [1993] Stock Option Plan for Outside Directors, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                          /s/ GEORGE D. JOHNSON, JR.
                                             -----------------------------
                                              George D. Johnson, Jr.

                                  VIACOM INC.

                               Power of Attorney





     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 10,000,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Long-Term Management Incentive Plan, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                          /s/ KEN MILLER
                                             --------------------------
                                              Ken Miller

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 200,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Stock Option Plan for Outside Directors and the 100,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's [1993] Stock Option Plan for Outside Directors, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.





                                          /s/ KEN MILLER
                                             -----------------------
                                              Ken Miller

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 10,000,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Long-Term Management Incentive Plan, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                          /s/ BRENT D. REDSTONE
                                             ----------------------------
                                              Brent D. Redstone

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 200,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Stock Option Plan for Outside Directors and the 100,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's [1993] Stock Option Plan for Outside Directors, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                          /s/ BRENT D. REDSTONE
                                             -------------------------
                                              Brent D. Redstone

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 10,000,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Long-Term Management Incentive Plan, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                          /s/ SHARI REDSTONE
                                             -------------------------
                                              Shari Redstone

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 200,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Stock Option Plan for Outside Directors and the 100,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's [1993] Stock Option Plan for Outside Directors, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                          /s/ SHARI REDSTONE
                                             --------------------------
                                              Shari Redstone

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 10,000,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Long-Term Management Incentive Plan, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                          /s/ SUMNER M. REDSTONE
                                             ---------------------------
                                              Sumner M. Redstone

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 200,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Stock Option Plan for Outside Directors and the 100,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's [1993] Stock Option Plan for Outside Directors, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                          /s/ SUMNER M. REDSTONE
                                             ----------------------------
                                              Sumner M. Redstone

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 10,000,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Long-Term Management Incentive Plan, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                          /s/ FREDERIC V. SALERNO
                                             ---------------------------
                                              Frederic V. Salerno

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 200,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Stock Option Plan for Outside Directors and the 100,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's [1993] Stock Option Plan for Outside Directors, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                          /s/ FREDERIC V. SALERNO
                                             ---------------------------
                                              Frederic V. Salerno

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 10,000,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Long-Term Management Incentive Plan, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.



                                          /s/ WILLIAM SCHWARTZ
                                             -------------------------
                                              William Schwartz

                                  VIACOM INC.

                               Power of Attorney




     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., (the "Company"), hereby constitutes and appoints Philippe P.
Dauman and Michael D. Fricklas, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-8, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering 200,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's 1994 Stock Option Plan for Outside Directors and the 100,000 shares of the Company's Class B Common Stock to be issued pursuant to the Company's [1993] Stock Option Plan for Outside Directors, and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of March, 1995.




                                          /s/ WILLIAM SCHWARTZ
                                             -----------------------------
                                              William Schwartz